EXHIBIT 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF OIL STATES INTERNATIONAL, INC.
PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND RULE 13a – 14(b) UNDER THE
SECURITIES EXCHANGE ACT OF 1934

     In connection with the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005 filed with the Securities and Exchange Commission (the “Report”), I, Cindy B. Taylor, Senior Vice President and Chief Financial Officer of Oil States International, Inc. (the “Company”), hereby certify, to my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Cindy B. Taylor
Name:	Cindy B. Taylor
Date:	April 29, 2005

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